SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2004

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Beaver Street

Waltham, Massachusetts 02453

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

This Current Report on Form 8-K/A is being filed to amend the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2004 to add the following required financial statements:

(a) GeneSoft Pharmaceuticals, Inc.’s audited balance sheet and statements of operations, stockholders’ equity (net capital deficiency) and cash flows for the fiscal year ended December 31, 2003, attached hereto as Exhibit 99.1.

(b) The pro forma financial statements required by Article 11 of Regulation S-X, attached hereto as Exhibit 99.2.

(c) Exhibits

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	GeneSoft Pharmaceuticals, Inc.’s audited balance sheet and statements of operations, stockholders’ equity (net capital deficiency) and cash flows for the fiscal year ended December 31, 2003.

99.2	Pro Forma Financial Statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Steven M. Rauscher
Name:	Steven M. Rauscher
Title:	CEO and President

Date: April 16, 2004

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	GeneSoft Pharmaceuticals, Inc.’s audited balance sheet and statements of operations, stockholders’ equity (net capital deficiency) and cash flows for the fiscal year ended December 31, 2003.

99.2	Pro Forma Financial Statements.

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